Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 28, 2013, amends the Credit Agreement (the “Credit Agreement”) dated as of April 5, 2011 among ONEOK, INC., an Oklahoma corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and JPMorgan Chase Bank, N.A. and The Royal Bank of Scotland plc, as L/C Issuers.
Preliminary Statement: The parties desire to amend the Credit Agreement to (i) extend the Maturity Date, (ii) modify the definition of “Applicable Rate”, and (iii) make certain other amendments as provided herein. Therefore, the parties hereto agree as follows:
1.Defined Terms; References. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
2.Extension of Maturity. Effective as of the Amendment Effective Date, the definition of “Maturity Date” in Section 1.01 of the Credit Agreement is amended by changing “April 5, 2016” to “March 28, 2018”.
3.Reduction of Applicable Rate. Effective as of the Amendment Effective Date, the chart set forth in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement (the “Existing Pricing Schedule”) is deleted and replaced by the chart set forth below (the “New Pricing Schedule”). The New Pricing Schedule shall apply to interest and fees accruing under the Credit Agreement on and after the Amendment Effective Date. The Existing Pricing Schedule shall continue to apply to interest and fees accruing under the Credit Agreement before the Amendment Effective Date.

Pricing Level	Debt Ratings S&P/Moody’s	Facility Fee	Applicable Rate for Eurodollar Rate Loans and Letter of Credit Fee	Applicable Rate for Base Rate Loans
1	>A- / A3	10.0 bps	90.0 bps	0.0 bps
2	BBB+ / Baa1	15.0 bps	110.0 bps	10.0 bps
3	BBB / Baa2	20.0 bps	117.5 bps	17.5 bps
4	BBB- / Baa3	25.0 bps	125.0 bps	25.0 bps
5	< BB+ / Ba1	30.0 bps	145.0 bps	45.0 bps

4.Amendments to Defined Terms. Effective as of the Amendment Effective Date, Section 1.01 (Defined Terms) of the Credit Agreement is amended as follows:
(a)New Defined Terms. The following defined terms are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.
“First Amendment Date” means March 28, 2013.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Sanction(s)” means any international economic sanction administered or enforced by the United States Government, including without limitation, OFAC, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.
(b)Amendments to Certain Defined Terms. The following definitions are amended as follows:
(i)“Eurodollar Rate.” Clause (a)(i) of the definition of “Eurodollar Rate” is amended as follows: delete the phrase “the British Bankers Association LIBOR Rate (“BBA LIBOR”)” and replace it with the following: “the British Bankers Association LIBOR Rate or the successor thereto if the British Bankers Association is no longer making a LIBOR rate available (“LIBOR”)”. In addition, the references to “BBA LIBOR” are deleted and replaced with “LIBOR”.
(ii)“Fee Letters.” The definition of “Fee Letters” is amended in its entirety to read as follows: ““Fee Letters” means (i) the letter agreement dated March 11, 2011 and the letter agreement dated March 5, 2013, each among the Borrower, the Administrative Agent and Merrill Lynch Pierce Fenner & Smith Incorporated and (ii) the letter agreement dated March 11, 2011 and the letter agreement dated March 5, 2013, each among the Borrower, JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, The Royal Bank of Scotland plc, and RBS Securities Inc.”
(iii)“Loan Documents.” The definition of “Loan Documents” is amended by adding the following after the words “this Agreement”: “and any amendment hereto”.
(iv)Certain Other Defined Terms Used in Article III (Taxes, Yield Protection and Illegality). In addition, the definitions of certain defined terms that are used in Article III (Taxes, Yield Protection and Illegality) are amended as set forth on Attachment A attached hereto and incorporated herein.
5.Amendment to Section 2.15(a) (Extension of Maturity Date) (technical amendment to conform to date of this First Amendment). Effective as of the Amendment Effective Date, Section 2.15(a) of the Credit Agreement is amended by changing the phrase “anniversary of the date of this Agreement” to “anniversary of the First Amendment Date”.
6.Amendments to Article III of the Credit Agreement (Taxes, Yield Protection and Illegality) and to Section 10.06(e) (Limitation on Participant Rights). Effective as of the Amendment Effective Date, Article III of the Credit Agreement and Section 10.06(e) of the Credit Agreement are amended as set forth on Attachment A attached hereto and incorporated herein.
7.Amendment to Article V (Representations and Warranties). Article V of the Credit Agreement is amended by adding the following new section to the end:
“5.19 OFAC. Neither the Borrower, nor any of its Subsidiaries, nor, to the knowledge of the Borrower and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity currently the subject of any

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Sanctions, nor is the Borrower or any Subsidiary located, organized or resident in a Designated Jurisdiction.”
8.Amendment to Section 6.11 (Use of Proceeds). Section 6.11 of the Credit Agreement is amended in its entirety to read as follows: “Use the proceeds of the Credit Extensions for working capital, capital expenditures, acquisitions, mergers, and other general corporate purposes (including repayment of indebtedness) not in contravention of any Law or of any Loan Document; provided however, no portion of the proceeds of any Credit Extension will be used in any manner prohibited by Section 7.08.”
9.Amendment to Article VII (Negative Covenants). Article VII of the Credit Agreement is hereby amended by adding the following new section to the end:
“7.11 Sanctions. Directly or indirectly, use the proceeds of any Loan, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise) of Sanctions.”
10.Effectiveness. This Amendment shall be effective on the date that the following conditions precedent shall have been satisfied (the “Amendment Effective Date”):
(a)The Administrative Agent shall have received the following, each dated the Amendment Effective Date and in form and substance satisfactory to the Administrative Agent and the Lenders:
(i)counterparts of this Amendment, executed by the Lenders and the Borrower;
(ii)such certificates of resolutions or other action and incumbency, executed by a secretary or assistant secretary of the Borrower as the Administrative Agent may require, evidencing the identity, authority and capacity of the Responsible Officer authorized to execute this Amendment;
(iii)an opinion of Gable & Gotwals, counsel to the Borrower, covering substantially the same matters as the legal opinion delivered by such counsel on the First Amendment Date pursuant to Section 4.01(a) of the Credit Agreement, but only such matters that are relevant to the Amendment addressed to the Administrative Agent and the Lenders;
(iv)a certificate of a Responsible Officer of the Borrower either (A) (i) attaching copies of all consents, licenses and approvals required to be obtained by the Borrower (I) in connection with the execution and delivery of this Amendment, (II) as a condition to borrowing by the Borrower under the Credit Agreement, and/or (III) the validity of the Credit Agreement, and (ii) stating that such consents, licenses and approvals are in full force and effect, or (B) stating that no such consents, licenses or approvals are required; and
(v)a certificate signed by a Responsible Officer of the Borrower certifying that on the Amendment Effective Date, after giving effect to this Amendment, (A) no Default exists, (B) the representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, (C) there has been no event or circumstance since December 31, 2012 that has had or could be reasonably expected to have, either individually or in the aggregate, (1) a material adverse change in, or a material adverse effect upon, the operations, business, properties, assets, liabilities (actual or contingent), condition (financial

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or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, (2) a material impairment of the ability of the Borrower to perform its obligations under any Loan Document to which it is a party, or (3) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower of any Loan Document.
(b)Fees and expenses that are required to be paid by the Borrower on or before the Amendment Effective Date shall have been paid.
Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section, each Lender that has signed this Amendment shall be deemed to be satisfied with each document or other matter required hereunder to be satisfactory to such Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.
11.Governing Law; Miscellaneous. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. Except as otherwise expressly provided by this Amendment, all of the provisions of the Credit Agreement shall remain the same.
[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.
BORROWER:
ONEOK, INC.

By:	/s/ Derek S. Reiners
Derek S. Reiners
Senior Vice President, Chief Financial Officer
and Treasurer

[Signature Page to
First Amendment to Credit Agreement
ONEOK, Inc.]

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Maria A. McClain
Name:    Maria A. McClain
Title:    Vice President
BANK OF AMERICA, N.A., as
a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Joseph F. Scott
Name:     Joseph F. Scott
Title:    Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

JPMORGAN CHASE BANK, NA, as
a Lender and L/C Issuer

By:	/s/ Nancy R. Barwig
Name:    Nancy R. Barwig
Title:    Credit Executive

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC, as
a Lender and L/C Issuer

By:	/s/ Brian D. Williams
Name:    Brian D. Williams
Title:    Authorised Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:    Vanessa Kurbatskiy
Title:    Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

CITIBANK, N.A., as a Lender

By:	/s/ Eamon Baqui
Name:    Eamon Baqui
Title:    Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD,
as a Lender

By:	/s/ Paul V. Farrell
Name:    Paul V. Farrell
Title:    Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Joselin Fernandes
Name:    Joselin Fernandes
Title:    Associate Director

By:	/s/ David Urban
Name:    David Urban
Title:    Associate Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Jeff Cobb
Name:    Jeff Cobb
Title:    Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Elizabeth Willis
Name:    Elizabeth Willis
Title:    Assistant Vice President

By:	/s/ Cory Boyte
Name:    Cory Boyte
Title:    Executive Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Virginia Cosenza
Name:    Virginia Cosenza
Title:    Vice President

By:	/s/ Ming K. Chu
Name:    Ming K. Chu
Title:    Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mark Walton
Name:    Mark Walton
Title:    Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name:    Michael King
Title:    Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jim Allred
Name:    Jim Allred
Title:    Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION,
NEW YORK, as a Lender

By:	/s/ Shuji Yabe
Name:    Shuji Yabe
Title:    Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Prigge
Name:    John Prigge
Title:    Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

BOKF, NA, as a Lender

By:	/s/ Ryan Kirk
Name:    Ryan Kirk
Title:    Assistant Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

UMB BANK, N.A., as a Lender

By:	/s/ David Hardy
Name:    David Hardy
Title:    Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

ARVEST BANK, as a Lender

By:	/s/ Rick Gaut
Name:    Rick Gaut
Title:    Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO ONEOK, INC. CREDIT AGREEMENT]

ATTACHMENT A
To First Amendment to Credit Agreement

As set forth in Seciton 6 of the Amendment, the following amendments are effective as of the Amendment Effective Date.
1.Amendments to Certain Definitions Used in Article III. Certain definitions set forth in Section 1.01 (Defined Terms) of the Credit Agreement are amended as follows
“Change in Law”. Clause (y) of the definition of “Change in Law” is amended as follows: change the phrase “United States regulatory” to “United States or foreign regulatory”.
“Excluded Taxes”. Clause (b) of the definition of “Excluded Taxes” is amended by changing the word “Borrower” to “Lender”. The word “and” is deleted immediately before clause (d), and the following is added to the end of the definition before the period: “and (e) any U.S. federal withholding Taxes imposed pursuant to FATCA”.
“FATCA”. The definition of “FATCA” is amended in its entirety to read as follows: ““FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471 (b) (1) of the Code.”
2.Amendment to Section 3.01(e)(ii)(C) (Status of Lenders; Tax Documentation). Section 3.01(e)(ii)(C) of the Credit Agreement is amended in its entirety to read as set forth below. Words that are added are double underlined, and words that are deleted are stricken.
“~~If~~if a payment made to a Lender under any Loan Document would be subject to U.S. ~~Federal~~federal withholding Tax imposed by FATCA if such Lender ~~fails~~were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent ~~(A) a certification signed by the chief financial officer, principal accounting officer, treasurer or controller, and (B) other documentation~~at the time or times prescribed by law and at such time or times reasonably requested by the Borrower ~~and~~or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent ~~sufficient~~as may be necessary for the Borrower and the Administrative Agent ~~and the Borrower~~ to comply with their obligations under FATCA and to determine that such Lender has complied with such ~~applicable reporting requirements~~Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (c), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.”
3.Amendment to Section 3.03 (Inability to Determine Rates). Section 3.03 of the Credit Agreement is amended in its entirety to read as set forth below. Words that are added are double underlined, and words that are deleted are stricken.
“Section 3.03 Inability to Determine Rates. If  ~~the Required Lenders determine that for any reason in~~ in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof, (a) the Administrative Agent determines that ~~(a)~~ (i) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, or ~~(b)~~ (ii) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Committed Loan or in connection with an existing or proposed Base Rate Loan, or ~~(c~~) (b) the Required Lenders determine for any reason that the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Committed Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will ~~promptly~~ so notify the Borrower ~~and each Lender,~~ by telephone or facsimile as promptly as practicable thereafter and will promptly so notify each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Administrative Agent or the Required Lenders, depending on who made the determination) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Committed Loans suspended (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.
4.Amendment to Section 3.04(a)(ii) (Increased Costs Generally). Section 3.04(a)(ii) of the Credit Agreement is amended in its entirety to read as set forth below. Words that are added are double underlined, and words that are deleted are stricken.
“(ii) subject any Lender or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurodollar Rate Loan made by it, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for (1) Indemnified Taxes or, (2) Other Taxes covered by Section 3.01, (3) and the imposition of, or any change in the rate of, any Excluded Tax described in clauses (c), (d) or (e) of the definition thereof payable by such Lender or the L/C Issuer), or (4) any change in the rate of any Excluded Tax described in clauses (a) or (b) of the definition thereof payable by such Lender or the L/C Issuer; or”
5.Amendment to Section 3.04(b) (Capital Requirements). Section 3.04(b) of the Credit Agreement is amended as follows: change the phrase “regarding capital requirements” to “regarding capital or liquidity requirements”.
6.Amendment to Section 10.06(e) (Limitations upon Participant Rights). Section 10.06(e) of the Credit Agreement is hereby amended by revising the first sentence to read as follows (words that are added are double underlined): “A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent or unless such right to greater payment results from a Change in Law after the date such Participant acquired the participation.”